SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

May 26, 2004
Date of Report
(Date of earliest event reported)

G REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-50261	52-2362509

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Pacific Place – Dallas, TX

     On May 26, 2004, the Company filed its Form 8-K for the purchase of Pacific Place. Subsequent to this filing, the Company recalculated the significance of the Pacific Place acquisition and determined that the value of the acquisition was approximately 8.6% of total assets as of December 31, 2003, less than the 10 percent reporting threshold. As such, the Company is not required to and will not be filing Item 7 financial statements for the Pacific Place acquisition.

TABLE OF CONTENTS

We filed a Form 8-K dated May 31, 2004 for the acquisitions of the Comerica Building and Golden Eagle Plaza office buildings located in San Diego, CA without the required Item 7 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

Index to Financial Statements

Comerica Building and Golden Eagle Plaza:
Report of Independent Registered Public Accounting Firm	3
Statements of Revenues and Certain Expenses For the Year Ended December 31, 2003 And for the Unaudited Three Months Ended March 31, 2004	4
Notes to Statements of Revenues and Certain Expenses	5
G REIT, Inc.:
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2004	10
Unaudited Pro Forma Consolidated Statements of Operations For the Year Ended December 31, 2003	11
Unaudited Pro Forma Consolidated Statements of Operations For the Three Months Ended March 31, 2004	12
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
G REIT, Inc.:

     We have audited the accompanying statement of revenues and certain expenses of Comerica Building and Golden Eagle Plaza (“San Diego Portfolio”) for the year ended December 31, 2003. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses. It is not intended to be a complete presentation of the San Diego Portfolio’s revenues and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of the San Diego Portfolio for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche, LLP

Los Angeles, California
August 9, 2004

San Diego Portfolio
Statements of Revenues and Certain Expenses

	COMERICA		GOLDEN EAGLE PLAZA
	Year Ended	Three Months Ended	Year Ended	Three Months Ended
	December 31,	March 31, 2004	December 31,	March 31, 2004
	2003	(Unaudited)	2003	(Unaudited)
REVENUES:
Lease rentals	$7,367,000	$1,841,750	$8,114,000	$2,028,500
Tenant reimbursements	575,000	143,750	1,105,000	276,250
Miscellaneous income	12,000	8,500	20,000	5,000

Total revenues	7,954,000	1,994,000	9,239,000	2,309,750

EXPENSES:
Operations and maintenance	1,451,000	363,000	1,520,000	380,000
Real estate taxes	269,000	67,250	324,000	81,000
Electricity, water and gas utilities	618,000	154,500	704,000	176,000
Management fees	153,000	38,250	187,000	46,750
General and administrative	392,000	98,000	384,000	96,000

Total expenses	2,883,000	721,000	3,119,000	779,750

REVENUES IN EXCESS OF EXPENSES	$5,071,000	$1,273,000	$6,120,000	$1,530,000

See accompanying notes to statement of revenues and certain expenses.

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
Year Ended December 31, 2003

Note 1. Basis of Presentation

The accompanying statement of revenues and certain expenses relates to the operations of the Comerica Building and Golden Eagle Plaza (“San Diego Portfolio”). On June 14, 2004, G REIT, Inc. (the “Company”) through its wholly owned subsidiary, GREIT – 525 and 600 B Street, LP, a Virginia limited partnership, purchased the San Diego Portfolio located in San Diego, California from an unaffiliated third party for a purchase price of $173,500,000.

The Comerica Building is a 338,000 square foot 24-story building and Golden Eagle Plaza is a 424,000 square foot 22-story building. The Comerica building was 99% leased with 49% leased by the City of San Diego. Golden Eagle Plaza was 93% leased with 29%, 20% and 17% leased by Golden Eagle Insurance Corporation, Elsevier and the General Services Administration (Navy Human Resource Center), respectively. The combined purchase was financed with a mortgage loan from HSH Nordbank in the amount of $126,000,000. The Company paid an acquisition fee to Triple Net Properties Realty, Inc. (“Realty”), an affiliate of the Company’s advisor, of $2,603,000, or 1.5% of the purchase price.

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of the San Diego Portfolio for the year ended December 31, 2003 due to the exclusion of interest, depreciation and amortization expense, which may not be comparable to the proposed future operations of the San Diego Portfolio.

Note 2. Summary of Significant Accounting Policies and Practices

     (a) Revenue Recognition

     All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases. Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred.

     (b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Note 3. Minimum Future Lease Rentals

The San Diego Portfolio has entered into various lease agreements with tenants to lease space in the property. As of December 31, 2003, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

Year ending December 31:	Comerica	Golden Eagle
2004	$7,373,000	$8,753,000
2005	6,998,000	8,388,000
2006	6,256,000	8,357,000
2007	6,084,000	8,268,000
2008	5,097,000	7,015,000
Thereafter	20,241,000	12,472,000

	$52,049,000	$53,253,000

     The leases also require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are not included in the amounts above.

Note 4. Tenant Concentrations

For the year ended December 31, 2003, the following tenants generated rental income in excess of 10% of the San Diego Portfolio’s rental income:

	Date of Lease	Aggregate Annual	% Aggregate Annual
Tenant Name	Expiration	Rental Income	Rental Income
Comerica
City of San Diego	5/31/13	$3,066,000	44.4%
Golden Eagle Plaza
Golden Eagle Insurance Company	8/31/08	$2,273,000	28.3%
Navy Human Resource	5/14/13	$1,742,000	21.7%
Elsevier, Inc.	10/31/09	$1,716,000	21.4%

If any of these tenants were to default on their leases, future revenues of the San Diego Portfolio could be severely impacted.

Note 5. Commitments and Contingencies

The San Diego Portfolio is subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the San Diego Portfolio’s results of operations.

In connection with the ownership and operation of the real estate property, the San Diego Portfolio may be potentially liable for costs and damages related to environmental matters. The San Diego Portfolio has not been notified by any governmental authority of any non-compliance, liability or other claim, and the San Diego Portfolio is not aware of any other environmental condition that management believes will have a material adverse effect on the San Diego Portfolio’s results of operations.

G REIT, Inc.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2003

The Company was incorporated on December 18, 2001 (inception) under the laws of the Commonwealth of Virginia to raise capital and acquire ownership interests in office, industrial and service real estate properties which have a government-tenant orientation. The Company qualified and elected to be treated as a real estate investment trust for federal income tax purposes. Pursuant to a Registration Statement on Form S-11/A under the Securities Act of 1933, as amended, which was declared effective by the Securities and Exchange Commission (the “Commission”) on July 22, 2002 (the “Initial Offering”), the Company offered for sale to the public on a “best efforts” basis a maximum of 20,000,000 shares of its common stock at a price of $10 per share and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan (the “DRIP”) under which its shareholders may elect to have dividends reinvested in additional shares of common stock. On February 9, 2004, the Company terminated the Initial Offering and began the sale to the public on a “best efforts” basis of 27,000,000 shares of its common stock at a price of $10 per share and up to 1,500,000 additional shares in accordance with the DRIP pursuant to a Registration Statement on Form S-11/A declared effective by the Commission on January 23, 2004 (the “Second Offering” and, together with the Initial Offering, the “Offerings”). On April 30, 2004, the Company terminated its Second Offering, the DRIP and the share repurchase plan.

From its inception through June 14, 2004, the date of the last property acquisition, the Company sold and issued 43,858,000 of its shares of common stock pursuant to its Offerings resulting in gross proceeds of $437,350,000. Net proceeds after selling commissions, marketing and due diligence costs and organization and offering expenses totaled $393,525,000. Of the total shares sold, 16,061,000 shares were sold and issued subsequent to March 31, 2004 through April 30, 2004, generating gross proceeds of approximately $160,414,000 and net proceeds of approximately $145,220,000. Through June 14, 2004, proceeds raised from the Offerings were utilized to complete 20 real estate acquisitions:

•	5508 Highway 290 West Building, a property located in Austin, Texas with 74,089 leasable square feet;

•	Two Corporate Plaza, a property located in Clear Lake, Texas with 161,331 leasable square feet;

•	a 30% undivided tenant in common interest in Congress Center, a property located in Chicago, Illinois with 524,730 leasable square feet;

•	Atrium Building, a property located in Lincoln, Nebraska with 166,902 leasable square feet;

•	Department of Children and Families Campus (“DCFC”), a property located in Plantation, Florida with 124,037 leasable square feet;

•	Gemini Plaza, a property located in Houston, Texas with 158,627 leasable square feet;

•	Bay View Plaza, a property located in Alameda, California with 60,434 leasable square feet;

•	North Pointe Corporate Center, a property located in Sacramento, California with 130,805 leasable square feet;

•	824 Market Street, a property located in Wilmington, Delaware with 200,020 leasable square feet;

•	Sutter Square Galleria, a property located in Sacramento, California with 61,036 leasable square feet;

•	One World Trade Center, a property located in Long Beach, California with 573,300 leasable square feet;

•	Centerpoint Corporate Park, a property located in Kent, Washington with 435,784 leasable square feet;

•	AmberOaks Corporate Center, a property located in Austin, Texas with 281,885 leasable square feet;

•	Public Ledger Building, a property located in Philadelphia, Pennsylvania with 471,217 leasable square feet;

•	Madrona Building, a property located in Torrance, California with 211,407 leaseable square feet;

•	Brunswig Square, a property located in Los Angeles, California with 135,982 leaseable square feet;

•	North Belt Corporate Center, a property located in Houston, Texas with 155,764 leaseable square feet;

•	Hawthorne Plaza, a property located in San Francisco, California with 418,668 leaseable square feet;

•	Pacific Place, a property located in Dallas, Texas with 324,153 leaseable square feet; and

•	The San Diego Portfolio, located in San Diego, California with 762,000 leaseable square feet.

The following unaudited pro forma consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) give effect to the transactions referred to above and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the 20 acquisitions, including the purchase the San Diego Portfolio, been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical consolidated financial statements of the Company and those of the San Diego Portfolio, including the notes thereto, incorporated herein by reference or included herein.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented:

(i)	the sale and issuance of 26,296,000 shares of the Company’s common stock from January 1, 2004 through April 30, 2004 pursuant to the Offerings;

(ii)	the acquisition of an undivided tenant in common interest in Congress Center completed on January 9, 2003;

(iii)	the acquisition of Atrium Building completed on January 31, 2003;

(iv)	the acquisition of DCFC completed on April, 25, 2003;

(v)	the acquisition of Gemini Plaza completed on May 2, 2003;

(vi)	the acquisition of Bay View completed on July 31, 2003;

(vii)	the acquisition of North Pointe completed on August 11, 2003;

(viii)	the acquisition of 824 Market completed on October 10, 2003;

(ix)	the acquisition of Sutter Square completed on October 28, 2003;

(x)	the acquisition of One World Trade completed on December 5, 2003;

(xi)	the acquisition of Centerpoint completed on December 30, 2003;

(xii)	the acquisition of AmberOaks completed on January 20, 2004;

(xiii)	the acquisition of Public Ledger completed on March 31, 2004;

(xiv)	the acquisition of the Madrona Buildings on March 31, 2004;

(xv)	the acquisition of Brunswig Square on April 5, 2004;

(xvi)	the acquisition of Hawthorne Plaza on April 20, 2004;

(xvii)	the acquisition of Pacific Place on May 26, 2004; and

(xviii)	the acquisition of the San Diego Portfolio on June 15, 2004.

The accompanying unaudited pro forma consolidated statement of operations for the three month period ended March 31, 2004 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented:

(i)	the sale and issuance of 16,061,000 shares of the Company’s common stock from April 1, 2004 through April 30, 2004 pursuant to the Offerings;

(ii)	the acquisition of AmberOaks completed on January 20, 2004;

(iii)	the acquisition of Public Ledger completed on March 31, 2004;

(iv)	the acquisition of the Madrona Buildings on March 31, 2004;

(v)	the acquisition of Brunswig Square on April 5, 2004;

(vi)	the acquisition of Hawthorne Plaza on April 20, 2004;

(vii)	the acquisition of Pacific Place on May 26, 2004; and

(viii)	the acquisition of the San Diego Portfolio on June 15, 2004.

The Company intends to operate the San Diego Portfolio subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of the San Diego Portfolio based on the rents to be paid during the first full year after acquisition are approximately $1,166,000. Approximately $843,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the Company’s depreciable basis of the San Diego Portfolio is $166,862,000 and (ii) San Diego Portfolio’s building and improvements are depreciated over 39 year lives.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
Pro forma Consolidated Balance Sheet
March 31, 2004
(Unaudited)

			Pro Forma
			Adjustments
	Company		Issuance	Draws on	Payments on	Purchase of	Purchase of	Company
	Historical	Adjustments	of Shares	Line of Credit	Line of Credit	Comerica	Golden Eagle	Pro Forma
		(C)	(A)	(B)	(B)	(B)	(B)
Assets
Real estate investments:
Operating properties, net	$398,120,000	$179,687,000	$—	$—	$—	$66,727,000	$100,135,000	$744,669,000
Investments in unconsolidated real estate	13,990,000	—	—	—	—	—	—	13,990,000

	412,110,000	179,687,000	—	—	—	66,727,000	100,135,000	758,659,000
Cash and equivalents	30,687,000	(102,855,000)	145,220,000	73,400,000	(48,094,000)	(14,240,000)	(34,021,000)	50,097,000
Accounts receivable, net	1,750,000	—	—	—	—	—	—	1,750,000
Real estate deposits	3,300,000	(2,550,000)	—	—	—	—	—	750,000
Deferred financing costs	3,984,000	—	—	—	—	—	—	3,984,000
Other assets, net	27,639,000	19,025,000	—	—	—	7,555,000	10,982,000	65,201,000

	$479,470,000	$93,307,000	$145,220,000	$73,400,000	$(48,094,000)	$60,042,000	$77,096,000	$880,441,000

Liabilities and Shareholders’ Equity	—	—	—	—	—	—	—	—
Accounts payable and accrued liabilities	$8,978,000	—	$—	$—	$—	$—	$—	$8,978,000
Mortgage loans payable	111,435,000	91,200,000	—	—	—	56,060,000	69,940,000	328,635,000
Line of credit	101,463,000	—	—	73,400,000	(48,094,000)	—	—	126,769,000
Security deposits and prepaid rent	2,401,000	—	—	—	—	—	—	2,401,000
Identified intangible liabilities	15,614,000	2,107,000	—	—	—	3,982,000	7,156,000	28,859,000
Distributions payable	1,546,000	—	—	—	—	—	—	1,546,000

	241,437,000	93,307,000	—	73,400,000	(48,094,000)	60,042,000	77,096,000	497,188,000

Minority interest	94,000	—	—	—	—	—	—	94,000

Shareholders’ equity common stock, $.01 par value; 50,000,000 shares authorized; 27,797,000 shares issued and outstanding on a historical basis and 43,858,000 on a pro forma basis	278,000	—	161,000	—	—	—	—	439,000
Additional paid-in capital	248,027,000	—	145,059,000	—	—	—	—	393,086,000
Distributions in excess of earnings	(10,366,000)	—	—	—	—	—	—	(10,366,000)

Total shareholders’ equity	237,939,000	—	145,220,000	—	—	—	—	383,159,000

Total liabilities and equity	$479,470,000	$93,307,000	$145,220,000	$73,400,000	$(48,094,000)	$60,042,000	$77,096,000	$880,441,000

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)

				Comerica, San Diego			Golden Eagle, San Diego
	Company			Property	Pro Forma		Property	Pro Forma		Company
	Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Pro Forma
		(C)		(E)			(E)
Revenues
Rental income	$12,427,027	$52,479,566		$7,954,000	$1,507,878	(K)	$9,219,000	$1,725,327	(K)	$85,312,798
Expenses
Rental expenses	2,888,913	19,552,611		2,069,000	2,860,878	(L)	2,224,000	2,464,259	(L)	32,059,661
Property taxes and assessments	1,044,839	6,617,893		269,000	625,075	(H)	324,000	988,498	(H)	9,869,305
Insurance	157,832	521,709		—	—		—	—		679,541
Management fees	658,412	2,385,911		153,000	245,800	(F)	187,000	273,950	(F)	3,904,073
General and administrative	1,887,139	1,045,758		392,000	—		384,000	—		3,708,897
Interest	2,647,937	7,233,862		—	2,155,507	(I)	—	2,689,193	(I)	14,726,499
Ground lease expense	37,583	101,461		—	329,870		—	—		468,914
Depreciation	3,350,782	12,687,823		—	1,093,227	(G)	—	1,242,670	(G)	18,374,502

	12,673,437	50,147,028		2,883,000	7,310,357		3,119,000	7,658,570		83,791,392
Net income (loss) before other income and minority interest	(246,410)	2,332,538		5,071,000	(5,802,479)		6,100,000	(5,933,243)		1,521,406
Other income:
Interest income	123,146	26,532		—	—		20,000	—		169,678
Equity in earnings of unconsolidated real estate	204,487	—		—	—		—	—		204,487

Net income (loss) before minority interest	81,223	2,359,070		5,071,000	(5,802,479)		6,120,000	(5,933,243)		1,895,571
Minority interest	3,286	12,535	(J)	—	—		—			15,821
Net income (loss)	$77,937	$2,346,535		$5,071,000	$(5,802,479)		$6,120,000	$(5,933,243)		$1,879,750
Weighted average number of common shares outstanding
Basic and diluted	8,242,697	26,296,000	(D)							34,538,697
Earnings per share-basic and diluted	$0.01	$0.09								$.05

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2004
(Unaudited)

				Comerica, San Diego			Golden Eagle, San Diego
	Company			Property	Pro Forma		Property	Pro Forma		Company
	Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Pro Forma
		(C)		(E)			(E)
Revenues
Rental income	$12,509,000	$4,556,854		$1,994,000	$376,970	(K)	$2,304,750	$431,332	(K)	$22,172,906
Expenses
Rental expenses	3,290,000	2,341,795		517,500	715,219	(L)	556,000	616,065	(L)	8,036,579
Property taxes and assessments	1,130,000	658,325		67,250	156,269	(H)	81,000	247,124	(H)	2,339,968
Insurance	146,000	—		—	—		—	—		146,000
Management fees	574,000	208,427		38,250	61,450	(F)	46,750	68,488	(F)	997,365
General and administrative	446,000	104,700		98,000	—		96,000	—		744,700
Interest	1,967,000	666,372		—	538,877	(I)	—	672,298	(I)	3,844,547
Ground lease expense	10,000	—		—	82,467		—	—		92,467
Depreciation	4,941,000	1,571,645		—	273,307	(G)	—	310,668	(G)	7,096,620

	12,504,000	5,551,264		721,000	1,827,589		779,750	1,914,643		23,298,246
Net income (loss) before other income and minority interest	5,000	(994,410)		1,273,000	(1,450,619)		1,525,000	(1,483,311)		(1,125,340)
Other income:
Interest income	26,000	—		—	—		5,000	—		31,000
Equity in earnings of unconsolidated real estate	4,000	—		—	—		—	—		4,000

Net income (loss) before minority interest	35,000	(994,410)		1,273,200	(1,450,619)		1,530,000	(1,483,311)		(1,090,340)
Minority interest	2,000									2,000
Net income (loss)	$33,000	$(994,410)		$1,273,200	$(1,450,619)		$1,530,000	$(1,483,311)		$(1,088,340)
Weighted average number of common shares outstanding
Basic and diluted	21,336,000	16,061,000	(D)							37,397,000
Earnings per share-basic and diluted	$—	$(.06)								$(.03)

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Notes to Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

     Pro Forma Balance Sheet

(A) Net proceeds from the sale of an additional 16,061,000 shares of the Company’s common stock subsequent to March 31, 2004 and through April 30, 2004 pursuant to the offering, as follows:

Gross offering proceeds	$160,414,000
Less:
Selling commissions, investor marketing and due diligence costs	14,914,000
Offering expenses	280,000

Net proceeds	145,220,000

Common stock, par value $.01 per share	439,000
Additional paid-in-capital	$393,086,000

(B) Reflects the allocation of the purchase price to tangible property (land, building and improvements) and intangibles as described below. Cash to effect the purchase was net of real estate deposits paid prior to closing, specific mortgage borrowings plus the effect of security deposit liabilities assumed upon closing, as applicable. The purchase price was allocated as follows:

	Comerica	Golden Eagle
Tangible property	$66,727,000	$100,135,000
Deferred asset — intangible	7,555,000	10,982,000
Deferred revenue — intangible	(3,982,000)	(7,156,000)

Total purchase price	70,300,000	103,961,000
Less:
Mortgage	(56,060,000)	(69,940,000)

Cash paid at purchase	$14,240,000	$34,021,000

Deferred asset intangible represents the aggregate value of acquired intangibles, primarily the lease origination cost savings associated with in-place tenants which have been capitalized as part of the purchases and are included in other assets in the accompanying pro forma consolidated balance sheet at December 31, 2003. Deferred revenue represents the capitalized intangible associated with in-place tenant lease contracts marked to market at time of acquisition.

Reflects financing and payment activity under the Company’s line of credit with LaSalle Bank National Association.

Pro Forma Statements of Operations

(C) Includes, as previously reported:

     (ii) revenues and certain expenses of previous acquisitions completed in 2004, on a pro forma basis, for the period January 1, 2004 to date of each acquisition:

•	AmberOaks (date of acquisition-January 20, 2004).

•	Public Ledger (date of acquisition-March 31, 2004).

•	The Madrona Buildings (date of acquisition-March 31, 2004).

•	Brunswig Square (date of acquisition-April 5, 2004).

•	Hawthorne Plaza (date of acquisition-April 20, 2004).

Rental income includes the effect of amortizing the capitalized deferred revenue intangible associated with in-place leases over the term of such leases. Interest is based on borrowings at date of acquisition and includes amortization of deferred financing costs. Depreciation is calculated based on the properties’ depreciable basis using the straight line method over the properties’ estimated useful lives. General and administrative expenses include the straight line effect of amortizing acquired intangibles resulting from purchase accounting over the remaining term of the in-place leases.

(D) Issuance of 26,296,000 and 16,061,000 shares of the Company’s common stock sold from January 1, 2004 through April 30, 2004, and April 1, 2004 through April 30, 2004, respectively, reflected as of the beginning of the period presented.

(E) Actual revenues and certain expenses of the San Diego Portfolio for the year ended December 31, 2003.

(F) Reflects the incremental management fees to be paid by the Company to Realty based on a rate of 5% of the San Diego Portfolio’s gross historical property revenue.

(G) Depreciation expense for the San Diego Portfolio is calculated using the straight line method applied to the estimated depreciable cost basis of the property over its estimated useful life of 39 years.

(H) An adjustment was made to the San Diego Portfolio for incremental property tax expense assuming the Company’s acquisition price and an annual property tax rate of 2.89643% and 1.2718%, respectively.

(I) Reflects interest expense on the Nordbank mortgage secured by the San Diego Portfolio (3.845%) for the year ended December 31, 2003.

(J) Minority interest share of Bay View’s pro forma earnings for the year ended December 31, 2003.

(K) Reflects amortization of deferred revenue intangible capitalized upon the acquisition of the in-place leases of the San Diego Portfolio utilizing the straight-line method over the term of such leases for the periods presented.

(L) Reflects amortization of the deferred intangible asset capitalized in purchase accounting associated with acquired lease obligations (primarily lease origination cost savings related to in-place leases) at the San Diego Portfolio utilizing the straight-line method over the term of such leases for the periods presented.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.
Date: August 9, 2004	By:	/s/ Anthony W. Thompson
Anthony W. Thompson President and Chief Executive Officer